                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       ------------------------------

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 20, 1998


                            CLIFFS DRILLING COMPANY
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)



     001-12797                                        76-0248934
(Commission File Number)                 (I.R.S. Employer Identification No.)



          1200 SMITH STREET
               SUITE 300
            HOUSTON, TEXAS                                77002
(Address of principal executive offices)                (Zip Code)


                                 (713) 651-9426
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

         On August 21, 1998, Cliffs Drilling Company (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with R&B Falcon Corporation, a Delaware corporation ("RBF"), and RBF Cliffs Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of RBF ("RBF Subsidiary"), providing for the acquisition of the Company by RBF by means of a merger of RBF Subsidiary with and into the Company. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is hereby incorporated by reference. On August 21, 1998, the Company and RBF issued a press release concerning the execution of the Merger Agreement, a copy of which has been attached hereto as
Exhibit 99.1 and is hereby incorporated by reference. The terms of the transaction described in the press release are qualified in their entirety by reference to the Merger Agreement.

          In connection with the Merger Agreement, the Company executed Amendment No. 1 to Rights Agreement (the "Rights Amendment") dated as of August 20, 1998 with Harris Trust and Savings Bank, as Rights Agent (the "Rights Agent"), which Rights Amendment amended the Rights Agreement dated as of June 17, 1997 between the Company and the Rights Agent. A copy of the Rights Amendment is attached hereto as Exhibit 4.3.1 and is hereby incorporated by reference.

         Also in connection with the Merger Agreement, the Company executed Amendment No. 1 to Cliffs Drilling Company Compensation Deferral Plan (the "Compensation Deferral Amendment") dated as of August 20, 1998, which Compensation Deferral Amendment amended the Cliffs Drilling Company Compensation Deferral Plan effective as of January 1, 1998. A copy of the Compensation Deferral Amendment is attached hereto as Exhibit 10.23.1 and is hereby incorporated by reference.

         On August 26, 1998, the Company received notice that a class action complaint against the Company and each member of the Board of Directors was filed by a stockholder, on behalf of all of the stockholders of the Company, on August 12, 1998 in the Court of Chancery of the State of Delaware. The complaint alleges that the directors of the Company are not acting in accordance with their fiduciary duties to protect the interests of the stockholders in connection with the transaction involving the proposed merger of the Company and RBF. The plaintiff seeks damages as well as injunctive relief. The Company believes the allegations in the complaint are wholly without merit and intends to vigorously defend the lawsuit.



Item 7.    Financial Statements And Exhibits

         (c)     Exhibits.

         2.1              Agreement and Plan of Merger dated as of August 21, 1998, among R&B
                          Falcon Corporation, RBF Cliffs Acquisition Corp. and Cliffs Drilling
                          Company.

         4.3.1            Amendment No. 1 to Rights Agreement dated as of August 20, 1998, between  Cliffs Drilling Company and Harris Trust and Savings Bank.

         10.23.1          Amendment No. 1 to Cliffs Drilling Company Compensation Deferral Plan
                          dated as of August 20, 1998.

         99.1             Press Release dated August 21, 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CLIFFS DRILLING COMPANY


Dated: August 27, 1998                  By:  /s/  Edward A. Guthrie
                                           ------------------------------------
                                             Edward A. Guthrie
                                             Vice President - Finance
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                               INDEX TO EXHIBITS

Exhibit         Description
-------         -----------
2.1             Agreement and Plan of Merger dated as of August 21, 1998, among R&B Falcon
                Corporation, RBF Cliffs Acquisition Corp. and Cliffs Drilling Company.

4.3.1           Amendment No. 1 to Rights Agreement dated as of August 20, 1998, between Cliffs
                Drilling Company and Harris Trust and Savings Bank.

10.23.1         Amendment No. 1 to Cliffs Drilling Company Compensation Deferral Plan dated as of August 20, 1998.

99.1            Press Release dated August 21, 1998.